Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to Section 906 of the Sarbanes-Oxley Act 2002 (18 U.S.C.  350),

the undersigned, Donald Wells, Chief Financial Officer of JMG Exploration, Inc. (the "Company") has executed this certification in connection with the  filing  with  the  Securities  and  Exchange  Commission  of the  Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 (the "Report").

      The undersigned certifies that:  (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

      IN WITNESS WHEREOF, the undersigned has executed this certification as of the 26th day of July 2007.

                                                 JMG EXPLORATION, INC.

                                                 /s/ Donald Wells

                                                 Name: Donald Wells

                                                 Title: Chief Financial Officer